                           THE HIRTLE CALLAGHAN TRUST


November 8, 1999

VIA EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:      The Hirtle Callaghan Trust (the "Registrant")
         Securities Act of 1933 Registration File No. 33-87762
         Rule 497(c) Filing

Dear Sir or Madam:

On behalf of the Registrant, attached hereto for filing pursuant to Rule 497(c) under the Securities Act of 1933, as amended, by electronic submission is a copy of the Registrants' Prospectus, dated November 1, 1999. The attached copy of the Prospectus has been marked to show changes made thereto from the form of said Prospectus contained in the most recent Post-Effective Amendment on Form N-1A, filed pursuant to EDGAR on October 28, 1999. As Assistant Secretary of the Registrant, I hereby certify that the Registrant's definitive Statement of Additional Information, also dated November 1, 1999, which would have been filed pursuant to Rule 497(c), would not have differed from that contained in said filing.

If you have any questions concerning this filing, please do not hesitate to contact the undersigned at (614) 470-8543.


Sincerely,

/s/ Paige C. Hodgin

Paige C. Hodgin
Assistant Secretary
The Hirtle Callaghan Trust


cc:      Laura A. Corsell, Esq.

                                                      The Hirtle Callaghan Trust

================================================================================

                                  ----------
                                  Prospectus
                                  ----------


                               November 1, 1999

                                                      The Value Equity Portfolio
                                                      --------------------------

                                                     The Growth Equity Portfolio
                                                     ---------------------------

                                       The Small Capitalization Equity Portfolio
                                       -----------------------------------------

                                              The International Equity Portfolio
                                              ----------------------------------

                                   The Limited Duration Municipal Bond Portfolio
                                   ---------------------------------------------

                                  The Intermediate Term Municipal Bond Portfolio
                                  ----------------------------------------------

                                                      The Fixed Income Portfolio
                                                      --------------------------


  The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents
================================================================================

A Summary of the risks, past performance                Portfolio Descriptions and Expenses
and fees of each Portfolio                                  The Equity Portfolios
                                                              The Value Equity Portfolio
                                                              The Growth Equity Portfolio
                                                              The Small Capitalization Equity Portfolio
                                                              The International Equity Portfolio
                                                            The Fixed Income Portfolios
                                                              The Limited Duration Municipal Bond Portfolio
                                                              The Intermediate Term Municipal Bond Portfolio
                                                              The Fixed Income Portfolio


An overview of securities that may be                   Investment Risk and Strategies
purchased, investment techniques that may be                About Equity Securities
used and the risks associated with them.                    About Fixed Income Securities
                                                            About Temporary Investment Practices
                                                            About Hedging Strategies
                                                            About Other Permitted Instruments
                                                            About Year 2000

A look at the people and organizations                  Management of the Trust
 responsible for the investments and                        Hirtle Callaghan & Co., Inc.
operation of the Trust's Portfolios                         The Specialist Managers


Your guide to an account in the                         Shareholder Information
Hirtle Callaghan Trust                                      Purchases and Redemptions
                                                            Dividends, Distributions and Taxes
                                                            Additional Information

Selected Per Share Information                          Financial Highlights

                                                        Where to Learn More

Introduction to The Hirtle Callaghan Trust
================================================================================

The Trust offers both equity        The Hirtle Callaghan Trust ("Trust") offers seven separate investment portfolios (each a
oriented and fixed income           "Portfolio"). Of these, four -- The Equity Portfolios -- invest primarily (i.e. at least 65% of
investments.                        assets) in equity securities. The remaining three portfolios -- The Fixed Income Portfolios --
                                    invest primarily in fixed income securities.

Portfolio management is provided    Hirtle Callaghan & Co. serves as the overall sponsor and investment adviser to the Trust,
by Specialist Managers seeking      monitoring the performance of the individual Portfolios and advising the Trust's Board of
securities whose long-term          Trustees. Day-to-day investment decisions are made for the Portfolios by one or more independent
economic value is not reflected     money management organizations -- the Specialist Managers.
in current market prices.

                                    The Equity Portfolios are designed to operate on a "multi-manager" basis. This means that each
Top-down investing means focusing   of the Trust's Portfolios may be managed by more than one Specialist Manager. Each of the Equity
on industry and economic trends     Portfolios has retained two separate portfolio management firms to make investment decisions on
to identify those market sectors    its behalf. The multi-manager structure of the Equity Portfolios is designed to combine a top-
that may offer investment           down investment philosophy, often coupled with quantitative techniques, and a bottom-up stock
opportunities, often before         selection approach that focuses on fundamental analysis. At present, the Fixed Income Portfolios
analyzing information relating      are each served by a single Specialist Manager.
to specific issuers.

                                    There are two basic risks to which all mutual funds, including each of the Portfolios of the
Bottom-up investing means seeking   Trust, are subject. Mutual fund shareholders run the risk that the value of the securities held
investment opportunities by         by a Portfolio may move down in response to general market and economic conditions, or
analyzing fundamental               conditions that affect specific market sectors or individual companies. This is referred to as
information about a company --      "market risk." The second risk common to all mutual fund investments is "management risk" -- the
factors such as earnings and        risk that investment strategies employed in the investment selection process may not result in
sales, product lines and the        an increase in the value of your investment or in overall performance equal to other
ability of the company's            investments.
management.

Your investment in any Portfolio    Investments in any one of the Equity Portfolios also involve other risks, which we refer to here
of the Trust involves a risk        as "multi-manager risk." This is the risk that the Trust may be unable to (a) identify and
that you will lose money on your    retain Specialist Managers who achieve superior investment records relative to other similar
investment.                         investments; (b) pair Specialist Manager that have complementary investment styles (e.g. top-
                                    down vs. bottom-up investment selections processes; or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. Moreover, use of the multi-manager structure may, under certain circumstances, incur higher costs than might not occur in a portfolio that is served by a single Specialist Manager.

                                    Depending on the investments made by an individual Portfolio and the investment strategies and techniques used by its Specialist Manager(s), a Portfolio may be subject to additional risks. On the following pages you will find a Portfolio by Portfolio summary of the investment policies of each Portfolio of the Trust, illustrations of the past performance of the individual Portfolios and the expenses that you will bear as a shareholder of each Portfolio, and a summary of the investment risks to which each Portfolio may be subject. A more detailed discussion of these investment risks appears under the heading "Investment Risk and Strategies" later in this prospectus.

Fund Description and Risk Factors -- The Value Equity Portfolio
================================================================================

Investment Objective. The investment objective of this Portfolio is to provide total return consisting of capital appreciation and current income. The Value Equity Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities.

Principal Investment Strategies. In selecting securities for the Portfolio, the Specialist Managers follow a value-oriented investment approach. "Value investing" means that the Specialist Managers generally emphasize common stock issues which are inexpensive relative to the market. The price of value stocks are typically below their worth in comparison to factors such as earnings, book value and dividend paying ability. In general, value-oriented funds such as The Value Equity Portfolio may appeal to investors who want some dividend income and the potential for capital gains, but are less tolerant of the share-price fluctuations typical in growth-oriented funds. Consistent with its investment objective, many of the common stocks in which the Portfolio invests will be dividend paying issues; up to 15% of the Portfolio's total assets may be invested in other income-producing securities, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the Portfolio's total assets may also be invested in securities issued by non-U.S. companies. The Portfolio may engage in transactions involving "derivative instruments" -- option or futures contracts and similar instruments -- in order to hedge against fluctuations in market price of the securities in which the Portfolio primarily invests. The Portfolio may also acquire Standard & Poor's Depositary Receipts (referred to as "SPDRs") in order to achieve market exposure pending direct investments in equity securities.

Specialist Managers. Institutional Capital Corporation ("ICAP") and Geewax Terker & Co. ("Geewax") currently provide portfolio management services to this Portfolio.

The ICAP Investment       ICAP adheres to a value oriented, fundamental
Selection Process         investment style. Its investment process involves
                          three keys components: valuation, identification of a "catalyst" and research.

                          First, ICAP uses its proprietary valuation models to identify, from a universe of approximately 450 well established large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. From these undervalued companies, stocks that exhibit deteriorating earnings trends are eliminated. Next, ICAP looks beyond traditional measures of value to find companies where it believes there exists a catalyst for positive change. The catalyst can be thematic (e.g., consolidation of the banking industry), something that would benefit a number of companies (e.g. new technologies or product markets), or an event that is company specific (e.g., a corporate restructuring or the introduction of a new product). An integral part of ICAP's disciplined process is continuous communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies.

The Geewax Investment     Geewax adheres to a top-down quantitative investment
Selection Process         philosophy. In selecting investments for the
                          Portfolio, Geewax uses a proprietary valuation system to identify those market sectors and industries that Geewax believes have good prospects for growth. Geewax then conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies within those sectors or industries. Stock selections are then made using a variety of quantitative techniques and fundamental research, and with a view with a view to maintaining risk, capitalization and industry characteristics similar to the Russell 1000 Value
                          Index(R).

Principal Investment      The principal risks associated with an investment in
Risks.                    this Portfolio are:

 .   Market Risk -- changes in the market value of a security in response to market factors and the equity markets can be volatile.

 .   Foreign Securities Risk -- Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

 .   Foreign Currency Risk -- the value of securities denominated in foreign currencies may fall if the value of that currency relative to the U.S. dollar falls, and may be adversely affected by volatile currency markets, or actions of U.S. and foreign governments or central banks.

 .   Interest Rate Risk -- convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

 .   Credit Risk -- convertible securities are subject to the risk that the issuing company may be fail to make principal and interest payments when due.

 .   Derivative Risk -- the value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

 .   Mid-Cap Risk - although the Portfolio's benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include some "mid-cap" issuers in which the Portfolio may invest. These companies may have more limited financial resources, markets and depth of management than larger companies.

Performance and Shareholder Expenses -- The Value Equity Portfolio
================================================================================

The chart and table on this page show how The Value Equity Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of the Russell 1000 Value Stock Index(R) a widely recognized, unmanaged index of common stocks. All of the information below -- the bar chart, tables and example -- assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

                           [BAR CHART APPEARS HERE]

Year -by- Year Total Returns as of 12/31*

         21.24%      30.88%   9.15%
          1996        1997     1998

   Average Annual Total Returns

                        12 mos.          From
                     ended 12/31/98    inception

Value Equity             9.15%          21.08%

Russell 1000 Value
Stock Index             15.63%          24.94%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30. The Portfolio's return for calendar year 1999, as of September 30, 1999 was 1.52% (annualized).

         Best quarter:   2nd  Qtr 1997    15.52%
         Worst quarter:  3rd  Qtr 1998   -14.69%

Shareholder Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges......................  None
Maximum Redemption Fee.....................  None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees............................    .38%
Other Expenses.............................    .18%
Total Portfolio
Operating Expenses.........................    .56%

Example:  This Example is intended to help you compare the cost of investing in
-------
the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

     1   Year...............  $ 57
     3   Years..............  $179
     5   Years..............  $313
     10  Years..............  $701




_________________________

Fund Description and Risk Factors -- The Growth Equity Portfolio
================================================================================

Investment Objective. The investment objective of this Portfolio is to provide capital appreciation, with income as secondary consideration. The Portfolio will seek to achieve this objective by investing primarily in a diversified portfolio of equity securities.

Principal Investment Strategies. In selecting securities for the Portfolio, the Specialist Managers follow a growth-oriented investment approach. "Growth investing" means that Specialist Managers will generally focus on companies believed to have above-average potential for growth in revenue and earnings. The prices of these stocks are typically above-average in relation to measures such as revenue, earnings, book value and dividends. As a growth-oriented investment, The Growth Equity Portfolio may appeal to investors willing to accept more share-price fluctuation than may be the case for The Value Equity Portfolio, in exchange for the potential for greater increases in share prices. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process. Accordingly, dividends paid by The Growth Equity Portfolio can generally be expected to be lower than those paid by The Value Equity Portfolio. Up to 15% of the Portfolio's total assets may be invested in convertible securities. In addition, a maximum of 20% of the Portfolio's total assets may be invested in securities of non-U.S. issuers. The Portfolio may engage in transactions involving "derivative instruments" -- option or futures contracts and similar instruments -- in order to hedge against fluctuations in market price of the securities in which the Portfolio primarily invests. The Portfolio may also acquire Standard & Poor's Depositary Receipts (referred to as "SPDRs") in order to achieve market exposure pending direct investments in equity securities.

Specialist Managers. Jennison Associates LLC ("Jennison") and Goldman Sachs Asset Management ("GSAM") currently provide portfolio management services to this Portfolio.


The Jennison Investment      Jennison selects stocks on a company by company
Selection Process            basis using fundamental analysis. This bottom-up
                             approach emphasizes companies that are experiencing some or all of the following: above-average revenues and earnings per share, growth, improving profitability and /or strong market position.
                             Often, companies selected for investment by Jennison have superior management, unique marketing competence, strong research and development and financial discipline.

The GSAM Investment          In selecting investments for the Portfolio, GSAM
Selection Process            emphasizes a company's growth prospects of equity
                             securities to be purchased for the Portfolio.
                             Investments are selected using both a variety of quantitative techniques and fundamental research, with a view to maintaining risk, capitalization and industry characteristics similar to the Russell
                             1000 Growth Index(R). GSAM monitors the performance of securities it purchased for the Portfolio through the use of a proprietary computerized ranking system designed to forecast the returns of securities acquired for the Portfolio by GSAM. GSAM also attempts to limit the extent to which positions acquired by GSAM for the Portfolio deviate from the benchmark.

Principal Investment Risks.  The principal risks associated with an investment in this Portfolio are:

 .   Market Risk -- changes in the market value of a security in response to market factors and the equity markets can be volatile.

 .   Foreign Securities Risk -- Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

 .   Foreign Currency Risk -- the value of securities denominated in foreign currencies may fall if the value of that currency relative to the U.S. dollar falls, and may be adversely affected by volatile currency markets, or actions of U.S. and foreign governments or central banks.

 .   Interest Rate Risk -- convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

 .   Credit Risk -- convertible securities are subject to the risk that the issuing company may be fail to make principal and interest payments when due.

 .   Derivative Risk -- the value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

 .   Mid-Cap Risk -- although the Portfolio's benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include some "mid-cap" issuers in which the Portfolio may invest. These companies may have more limited financial resources, markets and depth of management than larger companies.

Performance and Shareholder Expenses -- The Growth Equity Portfolio
================================================================================

The chart and table on this page show how The Growth Equity Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of the Russell 1000 Growth Stock Index(R), a widely recognized, unmanaged index of common stocks. Both the bar chart and the table assume all dividends and distributions were reinvested in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future. All of the information below -- the bar chart, tables and example -- assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

                           [BAR CHART APPEARS HERE]

Year-by-Year Total Returns as of 12/31*

        20.11%     28.04%     32.54%
        1996       1997       1998


        Average Annual Total Returns

                         12 mos.          From
                     ended 12/31/98   inception

Growth Equity        32.54%           24.18%

Russell 1000 Growth
Index                38.71%           30.64%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, in June 30. The Portfolio's return for calendar year 1999, as of September 30, 1999 was 11.24% (annualized).

          Best  quarter:   4th  Qtr 1998   28.16%
          Worst quarter:   3rd  Qtr 1998  -14.05%

Shareholder Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)
Maximum Sales Charges.................  None
Maximum Redemption Fee................  None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees*......................   .45%
Other Expenses........................   .18%
Total Portfolio
Operating Expenses....................   .63%

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

     1   Year            $ 64
     3   Years           $202
     5   Years           $351
     10  Years           $786


_____________________

* The figures shown reflect the total management fees payable by the Portfolio, including the maximum performance fee to which GSAM may be entitled under the performance arrangements. This maximum fee may be applicable only if the GSAM portion of the Portfolio out performs the Russell 1000 Growth Index by 110 basis points. A full description of the GSAM fee arrangement appears under the heading "Management of the Trust -- Specialist Managers."

Fund Description and Risk Factors -- The Small Capitalization Equity Portfolio
================================================================================

Investment Objective. The investment objective of this Portfolio is to provide long term capital appreciation by investing primarily in equity securities of smaller companies.

Principal Investment Strategies. Companies in which the Portfolio may invest are those which, in the view of one or more of the Portfolio's Specialist Managers, have demonstrated, or have the potential for, strong capital appreciation potential due to their relative market position, anticipated earnings, changes in management or other factors. Under normal market conditions, at least 65% of the Portfolio's total assets are invested in equity securities of companies with capitalizations of less than $1.5 billion at the time of purchase. Up to 35% of the Portfolio's total assets may be invested in the equity securities of companies with larger capitalizations. The Portfolio may engage in transactions involving "derivative instruments" -- option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRS") and similar instruments -- in order to hedge against fluctuations in market price of the securities in which the Portfolio primarily invests.

Specialist Managers. Frontier Capital Management Company ("Frontier") and Geewax Terker & Co. ("Geewax") currently provide portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Managers appears on page 23 of this Prospectus.


The Frontier Investment       Frontier seeks to identify companies with
Selection Process             unrecognized earning potential. Earnings per
                              share, growth and price appreciation are important factors. Frontier's investment process combines fundamental research with a valuation model that screens for equity valuation, forecasts for earnings growth and unexpectedly high or low earnings. Generally, Frontier will consider selling a security if earnings growth potential is realized, when the fundamental reasons for purchase are no longer valid, or when a more attractive situation is identified.

The Geewax Investment         Geewax adheres to a top-down quantitative
Selection Process             investment philosophy. In selecting investments
                              for the Portfolio, Geewax uses a proprietary valuation system to identify those market sectors and industries that Geewax believes have good prospects for growth. Geewax then conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies within those sectors or industries. Stock selections are then made using a variety of quantitative techniques and fundamental research. and with a view to assembling a portfolio of investments similar in terms of risk, capitalization and represented market sectors to the Russell 2000 Small Cap Stock Index(R).

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

 .    Market Risk -- changes in the market value of a security in response to market factors and the equity markets can be volatile.

 .    Derivative Risk -- the value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

 .    Small-Cap Risk -- small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies

Performance and Shareholder Expenses--The Small Capitalization Equity Portfolio
================================================================================


The chart and table on this page show how The Small Capitalization Equity Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of the Russell 2000 Small Cap Stock Index/(R)/ a widely recognized, unmanaged index of small capitalization stocks. Both the bar chart and the table assume all dividends and distributions were reinvested in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future. All of the information below -- the bar chart, tables and example -- assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*


     [BAR CHART APPEARS HERE]

26.47%         19.00%         -4.08%
1996           1997           1998

               Average Annual Total Returns

                   12 mos.         From
              ended 12/31/98    inception

Small Cap Equity   -4.08%         11.67%

Russell 2000
Stock Index        -2.55%         11.37%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, in June 30. The Portfolio's return for calendar year 1999, as of September 30, 1999 was 5.07% (annualized).

          Best quarter:   4th Qtr 1998    20.91%
          Worst quarter:  3rd Qtr 1998   -21.10%

Shareholder Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)
Maximum Sales Charges...............................................   None
Maximum Redemption Fee..............................................   None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.....................................................    .43%
Other Expenses......................................................    .19%
Total Portfolio
Operating Expenses..................................................    .62%


Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

     1  Year........................................................    $ 63
     3  Years.......................................................    $199
     5  Years.......................................................    $346
     10 Years.......................................................    $774


_______________________

Fund Description and Risk Factors -- The International Equity Portfolio
================================================================================

Investment Objective. The investment objective of this Portfolio is to maximize total return, consisting of capital appreciation and current income, by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of issuers located in at least three countries other than the United States.

Principal Investment Strategies. The International Equity Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE Index"). Currently, these markets are Australia, Austria, Belgium, Denmark, France, Finland, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, , Singapore, Spain, Sweden, Switzerland and the United Kingdom. Consistent with its objective, the Portfolio will invest in both dividend-paying securities and securities that do not pay dividends. The Portfolio may engage in transactions involving "derivative instruments" -- forward foreign currency exchange contracts, option or futures contracts or similar instruments -- in order to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated or to achieve market exposure pending investment. The International Equity Portfolio may also invest in high-quality short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Up to 10% of the assets of The International Equity Portfolio may be invested in securities of companies located in emerging market countries.

Specialist Managers. Brinson Partners, Inc. ("Brinson") and Artisan Partners, LLP ("Artisan") currently provide portfolio management services to this Portfolio.


The Brinson Investment             Brinson is a fundamental research oriented
Selection Process                  investor. Comparison of market price to its
                                   assessment of fundamental value is the
                                   cornerstone of Brinson's investment
                                   philosophy. Brinson blends fundamental
                                   security analysis with quantitative
                                   analytical tools and modern portfolio theory.
                                   Brinson's equity research and strategy focus on the elements that explain portfolio performance: country sensitivity, currency exposures, industry weightings, common risk factors and individual stock selections.
                                   Portfolio construction integrates insights associated with these elements to build optimal equity portfolio consistent with the Portfolio's objective.

The Artisan Investment             In selecting investments for the Portfolio,
Selection Process                  Artisan emphasizes a bottom up investment
                                   approach. In the context of The International
                                   Equity Portfolio, this means that Artisan focuses on identifying companies, including companies located in emerging market countries, that seem well positioned for strong, sustainable growth, based on an fundamental securities analysis and other factors relating to individual issuers.
                                   Artisan's research method favors countries and regions with improving or rapidly expanding economies, taking into account factors such as gross domestic product growth, corporate profitability, economic climate and social change and avoids securities and markets that appear overvalued.



Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

 .    Market Risk -- changes in the market value of a security in response to market factors and the equity markets can be volatile.

 .    Foreign Securities Risk -- An investment in the Portfolio is subject to risks that are not normally associated with investments in the securities of U.S. companies. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

 .    Emerging Markets Risk -- Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nation. Such investments are often less liquid and more volatile than securities issued by companies located in developed nations.

 .    Derivative Risk -- the value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

 .    Foreign Currency Risk -- Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than is the case for domestic securities.

Performance and Shareholder Expenses -- The International Equity Portfolio
================================================================================


The chart and table on this page show how The International Equity Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception. The table accompanying the bar chart compares the Portfolio's performance over time to that of the EAFE Index. Both the bar chart and the table assume all dividends and distributions were reinvested in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future. All of the information below -- the bar chart, tables and example --assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

13.85%       5.52%      15.57%                             Average Annual Total Returns

 1996        1997        1998                                12 mos.              From
                                                             ended 12/31/98       inception


                                             International
                                             Equity             15.57%              12.50%

                                             EAFE Index         20.33%              10.31%


* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30. The Portfolio's return for 1999, as of September 30, 1999 was 5.17% (annualized).

          Best quarter:   4th Qtr 1998   18.05%
          Worst quarter:  3rd Qtr 1998  -13.62%

Shareholder Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)
Maximum Sales Charges...............................................       None
Maximum Redemption Fee..............................................       None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees*....................................................        .45%
Other Expenses......................................................        .25%
Total Portfolio
Operating Expenses..................................................        .70%


* Before July 26, 1999, the Portfolio had only one Specialist Manager. The addition of a second Specialist Manager resulted in an increase in the management fee paid by The International Equity Portfolio. Figures shown have been restated to reflect the impact of this increase, had it been in effect during the fiscal year ended 6/30/99.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

     1  Year........................................................       $ 72
     3  Years.......................................................       $224
     5  Years.......................................................       $390
     10 Years.......................................................       $871


_________________

Fund Description and Risk Factors -- The  Limited Duration Municipal Bond
Portfolio
================================================================================

Investment Objective. The investment objective of this Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of short-term fixed income securities the interest on which is exempt from regular Federal income tax. These securities, which include both securities issued by municipalities and so-called "private activity bonds" are referred to as "Municipal Securities."

Principal Investment Strategies. It is a fundamental policy of the Portfolio that, under normal circumstances, at least 80% of its net assets will be invested in Municipal Securities. Municipal Securities acquired for the Portfolio will generally be rated within one of the three highest rating categories by one of the major independent rating agencies or are in the view of the Specialist Manager, of comparable quality. The Portfolio is, however, authorized to invest up to 15% in Municipal Securities rated in the fourth highest category. In order to maintain liquidity or in the event that the Portfolio's Specialist Manager believes that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. Under normal circumstances, the Portfolio will have a duration of less than 4 years. Duration is a concept that incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure that is used by investment professionals as a more precise alternative to the concept of term-to-maturity. As a point of reference, the maturity of a current coupon bond with a 3 year duration is approximately 3.5 years and the maturity of a current coupon bond with a 6 year duration is approximately 9 years.

Specialist Managers. Morgan Grenfell Incorporated ("Morgan Grenfell") currently provides portfolio management services to this Portfolio.


The Morgan Grenfell                In selecting securities for investment by
Investment Selection Process       the Portfolio, Morgan Grenfell generally uses
                                   a bottom-up approach. This approach focuses on individual security selection rather than relying on interest rate forecasts. Morgan
                                   Grenfell's analytic process involves
                                   assigning a relative value, based on
                                   creditworthiness, cash flow and price, to each bond. Credit analysis is then used to determine the issuer's ability to fulfill its obligations. By comparing each bond to a U.S.
                                   Treasury instrument, Morgan Grenfell then seeks to identify whether the market price of the bond is an accurate reflection of its intrinsic value. Municipal Securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers. In the event any security held by the Portfolio is downgraded below the Portfolio's authorized rating categories,
                                   Morgan Grenfell will review the security and determine whether to retain or dispose of that security.

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

 .    Interest Rate Risk -- One of the primary risks associated with an investment in the Portfolio is the risk that the value of Municipal Securities held in the Portfolio will decline with changes in interest rates. Although The Limited Duration Municipal Bond Portfolio can be expected to be less volatile in response to changes in interest rates than an investment with a longer duration, such as The Intermediate Term Municipal Bond Portfolio, its yield can also be expected to be lower than such longer term investments. In addition, when interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this prepayment risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income.

 .    Prepaymet Risk -- When interest rates are declining, issuers of securities held by the Portfilio may prepay principal earlier than scheduled. As a result of this prepayment risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income.

 .    Credit Risk -- An investment in the Portfolio also involves the risk that the issuer of a Municipal Security will not make principal or interest payments when they are due, or that the value of the Municipal Securities will decline because of a market perception that the issuer may not make payments on time. This risk is greater for lower quality bonds, such as those rated in the fourth highest category.

 .    AMT Risk -- There is no limit on purchases of Municipal Securities the interest on which is a preference item for purposes of the Federal alternative minimum tax. Moreover, the Portfolio may invest up to 20% of its net assets in taxable securities. As a result, a signinficant portion of the dividends paid by the Portfolio to shareholders who are subject to AMT may be subject to Federal income tax.

Performance and Shareholder Expenses -- The Limited Duration Municipal Bond
===========================================================================
Portfolio
=========

The chart and table on this page show how the Portfolio has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Portfolio's yearly performance each full calendar year since its inception. The accompanying table compares the Portfolio's performance over time to that of the Merrill Lynch 1-3 Year Municipal Index, an unmanaged index generally representative of U.S. Municipal bonds. ("Merrill Lynch 1-3 Index"). Of course, past performance does not indicate how the Portfolio will perform in the future. All of the information below -- the bar chart, tables and example -- assume the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

Year-by-Year Total Returns as of 12/31*

4.55%          5.54%     4.38%                              Average Annual Total Returns

1996           1997      1998                                 12 mos.              From
                                                              ended 12/31/98       inception


                                              Limited
                                              Duration            4.38%               5.17%

                                              Merrill Lynch
                                              1-3 Index           5.01%               4.52%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30. The Portfolio's return for 1999, as of September 30, 1999 are 1.50% (annualized).

          Best quarter:   3rd Qtr 1998  1.70%
          Worst quarter:  4th Qtr 1998  0.53%


Shareholder Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)
Maximum Sales Charges...............................................       None
Maximum Redemption Fee..............................................       None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.....................................................        .25%
Other Expenses......................................................        .21%
Total Portfolio
Operating Expenses..................................................        .46%


Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

     1  Year........................................................       $ 47
     3  Years.......................................................       $148
     5  Years.......................................................       $258
     10 Years.......................................................       $579


_____________________________

Fund Description and Risk Factors -- The Intermediate Term Municipal Bond
=========================================================================
Portfolio
=========

Investment Objective. The investment objective of this Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities the interest on which is exempt from regular Federal income tax. These securities, which include both securities issued by municipalities and so-called "private activity bonds" are referred to as "Municipal Securities."

Principal Investment Strategies. It is a fundamental policy of the Portfolio that, under normal circumstances, at least 80% of its net assets will be invested in Municipal Securities. Municipal Securities acquired for the Portfolio will generally be rated within one of the three highest rating categories by one of the major independent rating agencies, or are in the view of the Specialist Manager, of comparable quality deemed of comparable quality. The Portfolio is, however, authorized to invest up to 15% in Municipal Securities that are rated in the fourth highest category. In order to maintain liquidity or in the event that the Portfolio's Specialist Manager believes that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years.

Specialist Managers. Morgan Grenfell Incorporated ("Morgan Grenfell") currently provides portfolio management services to this Portfolio.

The Morgan Grenfell                In selecting securities for investment by
Investment Selection Process       the Portfolio, Morgan Grenfell generally uses
                                   a bottom-up approach. This approach focuses on individual security selection rather than relying on interest rate forecasts. Morgan
                                   Grenfell's analytic process involves
                                   assigning a relative value, based on
                                   creditworthiness, cash flow and price, to each bond. Credit analysis is then used to determine the issuer's ability to fulfill its obligations. By comparing each bond to a U.S.
                                   Treasury instrument, Morgan Grenfell then seeks to identify whether the market price of the bond is an accurate reflection of its intrinsic value. Municipal Securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers. In the event any security held by the Portfolio is downgraded below the Portfolio's authorized rating categories,
                                   Morgan Grenfell will review the security and determine whether to retain or dispose of that security.

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

 .    Interest Rate Risk -- One of the primary risks associated with an investment in the Portfolio is the risk that the value of Municipal Securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of The Intermediate Term Municipal Bond Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than its shorter-term counterpart, The Limited Duration Municipal Bond Portfolio. In addition, when interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this prepayment risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income.

 .    Prepayment Risk -- When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this prepayment risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income.

 .    Credit Risk -- An investment in the Portfolio also involves the risk that the issuer of a Municipal Security will not make principal or interest payments when they are due, or that the value of the Municipal Securities will decline because of a market perception that the issuer may not make payments on time. This risk is greater for lower quality bonds, such as those rated in the fourth highest category.

 .    AMT Risk -- There is no limit on purchases of Municipal Securities the interest on which is a preference item for purposes of the Federal alternative minimum tax. Moreover, the Portfolio may invest up to 20% of its net assets in taxable securities. As a result, a significant portion of the dividends paid by the Portfolio to shareholders who are subject to AMT may be subject to Federal income tax.

Performance and Shareholder Expenses -- The Intermediate Term Municipal Bond
============================================================================
Portfolio
=========

Performance. The Intermediate Term Municipal Bond Portfolio commenced operations on July 1, 1998. During the period since the Portfolio's inception, its performance benchmark has been the Lehman Brothers 5 Year Government Index, ("Lehman 5 Year Gov't. Index") an unmanaged index of municipal securities that is widely recognized as indicator of performance of types of securities in which this Portfolio invests. Because the Portfolio has experienced less than a full calendar year of operations, illustrations of the Portfolio's performance against its benchmark, such as those presented for The Limited Duration Municipal Bond Portfolio would not be meaningful and such illustrations are not presented here. You may refer to the Financial Highlights section of this prospectus for certain financial information about the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.






Shareholder Expenses. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a percentage of offering price)
Maximum Sales Charges...........................    None
Maximum Redemption Fee..........................    None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.................................     33%
Other Expenses..................................     22%
Total Portfolio
Operating Expenses..............................     55%

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


1   Year ....................   $ 56
3   Years...................    $176
5   Years...................    $307
10  Years...................    $689

Fund Description and Risk Factors -- The Fixed Income Portfolio
================================================================================

Investment Objective. The investment objective of this Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities, but may purchase securities with any stated maturity.

Principal Investment Strategies. The Portfolio will normally invest at least 80% of its assets in fixed income securities of all types. These securities, which may be issued by corporations, banks, government agencies or other issuers, may have fixed, floating or variable rates of interest or include put features that afford their holders the right to sell the security at face value prior to maturity. From time to time, a substantial portion of the Portfolio may be invested in mortgage-backed or asset-backed issues. Investments in U.S. dollar denominated securities of non-U.S. issuers will not exceed 25% of its total assets. Under normal conditions the Portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. The Fixed Income Portfolio invests primarily in fixed income securities that, at the time of purchase, are either rated in one of three highest rating categories assigned by one of the major independent rating agencies, or deemed of comparable quality. The Portfolio is, however, authorized to invest up to 15% in fixed income securities that are rated in the fourth highest category or are in the view of the Specialist Manager, of comparable quality. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years.


Specialist Managers. Morgan Grenfell Incorporated ("Morgan Grenfell") currently provides portfolio management services to this Portfolio. Further information about this Portfolio's Specialist Manager appears on page 24 of this Prospectus.


The Morgan Grenfell
Investment Selection Process

In selecting securities for investment by the Portfolio, Morgan Grenfell generally uses a bottom-up approach. This approach focuses on individual security selection rather than relying on interest rate forecasts. Morgan Grenfell's analytic process involves assigning a relative value, based on creditworthiness, cash flow and price, to each bond. Credit analysis is then used to determine the issuer's ability to fulfill its obligations. By comparing each bond to a U.S. Treasury instrument, Morgan Grenfell then seeks to identify whether the market price of the bond is an accurate reflection of its intrinsic value. Fixed income securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers. In the event any security held by the Portfolio is downgraded below the Portfolio's authorized rating categories, Morgan Grenfell will review the security and determine whether to retain or dispose of that security.

Principal Investment Risks. The principal risks associated with an investment in this Portfolio are:

 . Interest Rate Risk -- One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of The Fixed Income Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

 . Foreign Securities Risk - The value of the Portfolio's holdings of foreign securities are subject to risks which are not normally associated with investments in the securities of U.S. companies. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. or foreign governments or central banks.

 . Credit Risk -- An investment in the Portfolio also involves the risk that the issuer of a Municipal Security will not make principal or interest payments when they are due, or that the value of the Municipal Securities will decline because of a market perception that the issuer may not make payments on time. This risk is greater for lower quality bonds, such as those rated in the fourth highest category.

 . Prepayment Risk -- When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-related and asset-backed securities are especially sensitive to prepayment.

 . Extension Risk -- These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to fall.

Performance and Shareholder Expenses -- The Fixed Income Portfolio
================================================================================



Performance. The Fixed Income Portfolio commenced operations on July 1, 1998. During the period since the Portfolio's inception, its performance benchmark has been the Lehman Aggregate Bond Index ("Lehman Aggregate Bond Index") a widely recognized, unmanaged bond index. Because the Portfolio has experienced less than a full calendar year of operations, illustrations of the Portfolio's performance against its benchmark, such as those presented for The Limited Duration Municipal Bond Portfolio, would not be meaningful and such illustrations are not presented here. You may refer to the Financial Highlights section of this prospectus, however, for certain financial information about the Portfolio. Of course, past performance does not indicate how the Portfolio will perform in the future.

Shareholder Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees
(Fees paid directly from your investment, expressed as a
percentage of offering price)
Maximum Sales Charges....................... None
Maximum Redemption Fee...................... None

Annual Operating Expenses
(Expenses that are deducted from the Portfolio's assets, Expressed as a percentage of average net assets)

Management Fees.............................  .33%
Other Expenses..............................  .17%
Total Portfolio
Operating Expenses..........................  .50%


Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1   Year...............................      $  51
3   Years..............................      $ 160
5   Years..............................      $ 280
10  Years..............................      $ 628

More About Investment Risk and Strategies
================================================================================

The following is a summary of the types of investments that the Trust's Portfolio's may make. A more extensive discussion appears in the Statement of Additional Information.

About Equity Securities. The prices of equity and equity-related securities will fluctuate -- sometimes dramatically -- over time and a Portfolio could lose a substantial part, or even all, of its investment in a particular issue. The term equity securities includes common and preferred stock; equity-related securities refers to securities that may be convertible into common stock or preferred stock, or securities that carry the right to purchase common or preferred stock. Price fluctuations may reflect changes in the issuing company's financial condition, overall market conditions or even perceptions in the marketplace about the issuing company or economic trends.

Small Company Risk. Equity securities of smaller companies may be subject to more abrupt or erratic price movements than larger, more established companies. These securities are often traded in the over-the-counter markets and, if listed on national or regional exchanges, may not be traded in volumes typical for such exchanges. This may make them more difficult to sell at the time and at a price that is desirable. Prices of convertible securities may, in addition, also be affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

About Foreign Securities. Equity securities of non- U.S. companies are subject to the same risks as other equity or equity-related securities. Foreign investments also involve additional risks. These include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of foreign political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Transactions in markets overseas are generally more costly than those associated with domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the Portfolio's income.

Foreign Currency Risk. The prices of securities denominated in a foreign currency will also be affected by the value of that currency relative to the U.S. dollar. Exchange rate movements can be large and long-lasting, and can affect either favorably or unfavorably the value of securities held in the Portfolio. Such rate movements may result from actions taken by foreign governments or central banks, actions of the U.S. government, or as a result of speculation in the currency markets. On January 1, 1999, the European Economic and Monetary Union introduced a single currency to be used by all of its member states. This event has brought about some uncertainty in the international markets. These include the legal treatment of certain outstanding financial contracts after January 1, 1999, the establishment of exchange rates and the creation of suitable clearing and settlement payment systems for the new currency. Companies that issue securities have until July 1, 2002 to redenominate corporate stocks and bonds from national currencies to the Euro and, until January 2002, the Euro will only exist as book entries in financial institutions. The lack of policies and laws or regulations in participating countries makes is difficult to assess all of the processing and systems changes that will be required as a result of the Euro conversion or the impact the conversion process may have on international investors, including mutual funds.

Foreign Government Securities. Foreign governments, as well as supranational or quasi-governmental entities such as the World Bank for example, may issue fixed income securities. Investments in these securities involve both the risks associated with any fixed income investment and the risks associated with an investment in foreign securities. In addition, a governmental entity's ability or willingness to repay principal and interest due in a timely manner may be affected not only by economic factors but also by political circumstances either internationally or in the relevant region.

About Fixed-Income Securities. Fixed income securities -- sometimes referred to as "debt securities" -- include bonds, notes (including structured notes), mortgage-related and asset-backed securities, convertible and preferred securities as well as short-term debt instruments, often referred to as money market instruments. Fixed income securities may be issued by U.S. or foreign corporations, banks, governments, government agencies or subdivisions or other entities. A fixed-income security may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. All of these factors -- the type of instrument, the issuer and the payment terms will affect the volatility and the risk of loss associated with a particular fixed-income issue.

Interest Rate Risk. Although the term fixed income securities includes a broad range of sometimes very different investments, all fixed income securities are subject to the risk that their value will fluctuate as interest rates in the overall economy rise and fall. The value of fixed-income securities will tend to decrease when interest rates are rising and, conversely, will tend to increase when interest rates fall. Thus, in periods of falling interest rates, the yield of a Portfolio that invests in fixed income securities will tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Portfolio will tend to be lower. Shorter term securities are generally less sensitive to interest rate changes than longer term securities.

Prepayment Risk and Extension Risk. Prepayments of fixed-income securities will also affect their value. When interest rates are falling, the issuers of fixed-income securities may repay principal earlier than expected. As a result, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. In the case of mortgage related or asset backed issues -- securities backed by pools of loans -- payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value of the instrument adversely.

Credit Risk. Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more nationally recognized statistical rating organization, such as S&P and Moody's. These ratings represent the judgment of the rating organization about the safety of principal and interest payments. They are not guarantees of quality and may be subject to change even after a Portfolio has acquired the security. Not all fixed income securities are rated, and unrated securities may be acquired by The Fixed Income Portfolio if the relevant Specialist Manager determines that their quality is comparable to rated issues.

When-issued Securities. Fixed-income securities may be purchased for future delivery but at a predetermined price. The market value of securities purchased on a "when-issued" basis may change before delivery; this could result in a gain or loss to the purchasing Portfolio.

Mortgage-Backed and Asset-Backed Securities. Mortgage related securities represent participations in (or are backed by) loans secured by real property. Asset-backed securities represent participations in (or are backed by) installment sales or loan contracts, leases, credit card receivables or other receivables. Because of their derivative structure -- the fact that their value is derived from the value of the underlying assets -- these securities are particularly sensitive to prepayment and extension risks noted above. Small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets.

Real Estate Investment Trusts. Each of the Equity Portfolios may invest up to 10% of its assets in equity interests issued by real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

Municipal Securities. Municipal Securities -- fixed income securities issued by local, state and regional governments or other governmental authorities --may be issued for a wide range of purposes, including construction of public facilities or short-term funding and may be issued for varying maturities. Interest on Municipal Securities in which The Limited Duration Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio may invest will be exempt from regular Federal income taxes but may be a tax preference item for purposes of computing alternative minimum tax ("AMT"). The Fixed Income Portfolio may invest in Municipal Securities regardless of whether the interest is taxable. The tax treatment that will be accorded to interest payable by issuers of Municipal Securities will depend on the specific terms of the security involved.

Private Activity and Industrial Revenue Bonds. Municipal Bonds may be "general obligations" of their issuers, the repayment of which is secured by the issuer's pledge of full faith, credit and taxing power. Municipal Bonds may be payable from revenues derived from a particular facility that will be operated by a non-government user. The payment of principal and interest on these bonds is generally dependent solely on the ability of the private user or operator to meet its financial obligations and the pledge, if any, of real or personal property securing that obligation.

Credit Supports. The creditworthiness of particular Municipal Securities will generally depend on the creditworthiness of the entity responsible for payment of interest on the Municipal Bond. Municipal Securities also include instruments issued by financial institutions that represent interests in Municipal Securities held by that institution -- sometimes referred to as participation interests -- and securities issued by a municipal issuer that are guaranteed or otherwise supported by a specified financial institution. Because investors will generally look to the creditworthiness of the supporting financial institution, changes in the financial condition of that institution or ratings assigned by rating organizations of its securities, may affect the value of the instrument.

About Temporary Investment Practices. It is the intention of the Trust that each of the Portfolios be fully invested in accordance with its respective investment objectives and policies at all times. To maintain liquidity pending investment, however, the Portfolios are authorized to invest up to 20% of their respective assets in short-term money market instruments issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities. Such securities are referred to in this prospectus as U.S. Government Securities. The portfolios may also invest repurchase agreements secured by U.S. Government Securities or repurchase agreements secured by such securities, or short-term money market instruments of other issuers, including corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received, one of the two highest ratings assigned by at least one recognized rating organization. Under extraordinary market or economic conditions, all or any portion of a Portfolio's assets may be invested in short-term money market instruments for temporary defensive purposes.

About Hedging Strategies. Each of the Portfolios may engage in certain strategies ("Hedging Strategies") designed to reduce certain risks that would otherwise be associated with their respective securities investments, and/or in anticipation of future purchases and to gain market exposure pending direct investment in securities. These strategies include the use of options on securities and securities indices, options on stock index and interest rate futures contracts and options on such futures contracts. Both the Equity Portfolios and the Fixed Income Portfolios may also use forward foreign currency contracts in connection with the purchase and sale of those securities, denominated in foreign currencies, in which each is permitted to invest. In addition, The International Equity Portfolio and The Fixed Income Portfolio may use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which securities held by these Portfolios are denominated. A Portfolio may invest in the instruments noted above (collectively, "Hedging

Instruments") only in a manner consistent with its investment objective and policies. A Portfolio may not invest more than 10% of its total assets in option purchases and may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts. The Portfolios may not use Hedging Instruments for speculative purposes. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.

There are certain overall considerations to be aware of in connection with the use of Hedging Instruments in any of the Portfolios. The ability to predict the direction of the securities or currency markets and interest rates involves skills different from those used in selecting securities. Although the use of various Hedging Instruments is intended to enable each of the Portfolios to hedge against certain investment risks, there can be no guarantee that this objective will be achieved. For example, in the event that an anticipated change in the price of the securities (or currencies) that are the subject of the strategy does not occur, it may be that the Portfolio employing the Hedging Strategy would have been in a better position had it not used such a strategy at all. Moreover, even if the Specialist Manager correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the option or futures position do not correspond to changes in the value of investments that the position was designed to hedge. Liquid markets do not always exist for certain Hedging Instruments and lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position. In the case of an option, the option could expire before it can be sold, with the resulting loss of the premium paid by a Portfolio for the option. In the case of a futures contract, a Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, options that are traded over-the-counter differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between the parties. For this reason, the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In the case of currency-related instruments, such as foreign currency options, options on foreign currency futures, and forward foreign currency contracts, it is generally not possible to structure transactions to match the precise value of the securities involved since the future value of the securities will change during the period that the arrangement is outstanding. As a result, such transactions may preclude or reduce the opportunity for gain if the value of the hedged currency changes relative to the U.S. dollar. Like over-the-counter options, such instruments are essentially contracts between the parties and the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction.

About Other Permitted Instruments. Each of the Portfolios may borrow money from a bank for temporary emergency purposes, and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of the Investment Company Act, involves the sale of a security by the Trust and its agreement to repurchase the instrument at a specified time and price. Accordingly, the Trust will maintain a segregated account consisting of cash, U.S. Government securities or high-grade, liquid obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements. To avoid potential leveraging effects of a Portfolio's borrowings, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are in excess of 5% of a Portfolio's total assets. Borrowings outstanding at any time will be limited to no more than one-third of a Portfolio's total assets. Each of the Portfolios may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending Portfolio. During the time securities are on loan, the borrower will pay to the Portfolio any income that may accrue on the securities. The Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. No Portfolio will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Portfolio's total assets.

Each of the Portfolios of the Trust may acquire securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objectives and policies of that Portfolio. Investment company securities include interests in unit investment trusts structured to reflect a specified index, such as the Standard & Poor's 500 Composite Stock Price Index Depositary Receipts ("SPDRs") or the Standard & Poor's Mid-Cap 400 Index Depositary Receipts ("MidCap SPDRs"). SPDRs and MidCap SPDRs may be obtained from the issuing unit investment trust or purchased in the secondary market. Because the market value of these instruments is derived from the value of the equity securities held by the issuing unit investment trust, these instruments may be used by an Specialist Manager to achieve market exposure pending investment. Both SPDRs and MidCap SPDRs are listed on the American Stock Exchange. Further information about these instruments is contained in the Statement of Additional Information. Generally, the Investment Company Act limits investments in instruments such as SPDRs or MidCap SPDRs to 5% of a Portfolio's total assets. Provided certain requirements set forth in that Act are met, however, investments in excess of 5% of a Portfolio's assets may be made. SPDRs and similar instruments may be used by a Specialist Manager to hedge against the relative value of the securities in which the acquiring portfolio primarily invests, facilitate the management of cash flows in or out of that portfolio or to achieve market exposure pending investment.

About Year 2000. Many computer systems today cannot distinguish the year 2000 from the year 1900 because of the way dates were encoded and calculated. This problem -- known as the Year 2000 Problem -- could adversely affect the Trust and its Portfolios unless the computer systems upon which they rely are properly adapted. In the event that any system upon which the Trust depends is not year 2000 ready by December 31, 1999, administrative errors and account maintenance failure would likely occur. In addition, the Year 2000 Problem could affect companies in which the Trust invests. The various organizations that furnish the Trust with administration and investment advisory services have assured the Trust that each has taken appropriate steps to minimize risks associated with the Year 2000 Problem. Although there can be no assurance that each of the systems upon which the Trust relies will be properly adapted in time for the Year 2000, Hirtle Callaghan and the Board of Trustees expects that they will be.

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                                       29

Management of the Trust

Hirtle Callaghan & Co., Inc. Hirtle Callaghan & Co., Inc. serves as the overall investment advisor to the Trust under the terms of its investment advisory agreement ("Hirtle Callaghan Agreement") with the Trust. Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the Specialist Managers and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Although Hirtle Callaghan advises the Board of Trustees with regard to investment matters, Hirtle Callaghan is not responsible for day-to-day investment decisions for the Trust or its Portfolios. Hirtle Callaghan is, however, responsible for monitoring both the overall performance of each Portfolio, and the individual performance of each Specialist Manager within
those portfolios served by more than one Specialist Manager   Hirtle Callaghan
may, from time to time recommend that the assets of a multi-manager portfolio be reallocated between the Specialist Managers that provide portfolio management services to that portfolio when it believes that such action would be appropriate to achieve the overall objectives of the particular portfolio.


Officers of Hirtle Callaghan serve as the executive officers of the Trust and/or as members of the Board of Trustees. For its services under the Hirtle Callaghan Agreement, Hirtle Callaghan is entitled to receive an annual fee of
 .05% of each Portfolio's average net assets.

The principal offices of Hirtle Callaghan are located at 100 Four Falls Corporate Center, Suite 500, West Conshohocken, PA, 19428-2970. A registered investment adviser under the Investment Advisers Act, Hirtle Callaghan has over $3.0 billion in assets under management. Hirtle Callaghan is controlled by its founders, Jonathan Hirtle and Donald E. Callaghan

Specialist Managers. Day-to-day investment decisions for each of the Portfolios are the responsibility of one or more Specialist Managers retained by the Trust. In accordance with the terms of separate portfolio management agreements relating to the respective Portfolios, and subject to the general supervision of the Trust's Board, each of the Specialist Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments the Portfolios they serve.

In the case of those portfolios that are served by more than one Specialist Managers, the Board is responsible for determining the appropriate manner in which to allocate assets to each such Specialist Manager. Under normal circumstances, it is expected that the assets of each of these portfolios will be allocated equally among its Specialist Managers. The Board may, however, increase or decrease the allocation to a Specialist Manager, or to terminate a particular Specialist Manager, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Manager that have complementary investment styles (e.g. top-down vs bottom-up investment selections processes: (c) monitor Specialist Managers' performance and adherence to stated styles, and (d) effectively allocate Portfolio assets among Specialist Managers.

The Specialist Managers that currently serve the Trust's various portfolios are:

Artisan Partners Limited Partnership ("Artisan") serves as a Specialist Manager for the International Equity Portfolio. For its services to the Portfolio, Artisan receives an annual fee of 0.40% of the average daily net asset value of that portion of the Portfolio's assets managed by it. Artisan, the principal offices of which are located at 1000 N. Water Street, Suite 1770, Milwaukee, Wisconsin 53202, has provided investment management services for international equity assets since 1995. Artisan also maintains offices at 100 Pine Street, Suite 2950, San Francisco, California and Five Concourse Parkway, Suite 2120, Atlanta, Georgia. As of July 30, 1999, Artisan managed total assets in excess of $ 2.6 billion, of which approximately $1.6 billion consisted of mutual fund assets. Artisan's sole general partner is Artisan Investment Corporation, which is controlled by its founders, Mr. Ziegler and Carlene Murphy Ziegler.

A team of investment professionals, lead by Mr. Mark L. Yockey, an Artisan partner, will be responsible for making day-to-day investment decisions for that portion of the International Portfolio allocated to Artisan. Mr. Yockey has been with Artisan since 1995 and currently serves as a vice president of Artisan Funds, Inc., an open-end, series management investment company registered under the Investment Company Act. Before joining Artisan, Mr. Yockey was portfolio manager of United International Growth Fund and Vice President of Waddell & Reed, Inc., an investment adviser and mutual fund organization located in Missouri. Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.

The Trust has conditionally approved an amendment to the portfolio management agreement relating to Artisan's services to the Portfolio ("Performance Fee Amendment"). Under the Performance Fee Amendment, Artisan would be compensated based, in part, on the investment results achieved by it. Implementation of the Performance Fee Amendment, however, is subject to receipt of certain assurances from the staff of the SEC that such implementation will not be viewed by the SEC staff as inconsistent with the requirements of the Investment Advisers Act. There can be no assurance that such relief will be granted by the SEC. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase or decrease the fee paid to Artisan, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets.

Brinson Partners, Inc. ("Brinson") serves as a Specialist Manager for The International Equity Portfolio. For its services to the Portfolio, Brinson receives an annual fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, which fee is calculated as follows: 0.40% of the Portfolio's average net assets of $200 million or less; 0.35% of such assets over $200 million up to $300 million; and 0.30% of such assets over $300 million. Brinson, the principal offices of which are located at 209 South LaSalle Street, Chicago, Illinois 60604-1295, and its predecessor entities have provided investment management services for international equity assets since 1974. The day-to-day management of The International Equity Portfolio is the responsibility of a team of Brinson's investment professionals;

investment decisions are made by committee and no person has primary responsibility for making recommendations to the committee. Brinson had discretionary assets of approximately $159 billion under management as of June 30, 1999 of which approximately $3 billion represented assets of U.S. mutual funds. Brinson is a wholly-owned subsidiary of UBS AG, an internationally diversified organization with operations in many aspects of the financial services industry.

Frontier Capital Management Company ("Frontier") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer Street, Boston, Massachusetts 02110, was established in 1980. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio's assets assigned to Frontier. Mr. Cavarretta has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta, a chartered financial analyst, was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A. 1988). Frontier had, as of July 30, 1999, approximately $4.3 billion in assets under management, of which approximately $149 million represented assets of mutual funds. Affiliated Managers Group, Inc. (AMG) has announced that it will acquire a substantial equity interest in Frontier. Following this transaction, AMG is expected to control Frontier. AMG is a Boston-based asset management holding company that holds majority interests in over a dozen investment management firms, which collectively manage approximately $70 billion in assets. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).

Geewax, Terker and Co. ("Geewax"), a Pennsylvania partnership and registered investment adviser, serves as a Specialist Manager for The Value Equity Portfolio and The Small Capitalization Equity Portfolio. For its services to The Value Equity, Portfolio, Geewax receives a fee, based on the average daily net asset value of that portion of the assets of The Value Equity Portfolio managed by it, at an annual rate of 0.30%. For its services to The Small Capitalization Equity, Portfolio, Geewax receives a fee, based on the average daily net asset value of that portion of the assets of The Small Capitalization Equity Portfolio managed by it, at an annual rate of 0. 30 %. The principal offices of Geewax are located at 99 Starr Road, Phoenixville, PA 19460. John Geewax has been a general partner and chief investment officer of the firm since its founding in 1982. Mr. Geewax, who holds an MBA and JD from the University of Pennsylvania, is primarily responsible for making day-to-day investment decisions for that portion of the Portfolio's assets assigned to Geewax. He is supported by Christopher P. Ouimet. Mr. Ouimet, who holds an MBA from St. Joseph's University, joined Geewax in 1994. Prior to that, Mr. Ouimet was at The Vanguard Group as a quantitative analyst from 1992 to 1994, and as a marketing analyst from 1990 to 1992. As of July 30, 1999, Geewax managed assets of approximately $5.4 billion, of which approximately $700 million represented assets of mutual funds. Geewax is controlled by Mr. Geewax and Bruce Terker, the firm's general partners.

Goldman Sachs Asset Management ("GSAM") serves as a Specialist Manager for The Growth Equity Portfolio. GSAM's principal offices of which are located at 32 Old Slip, New York, New York 10004. As of June 30, 1999, GSAM, together with its affiliates, managed total assets of in excess of $191 billion. Robert C. Jones, Victor Pinter, Kent Clark and Melissa Brown are responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to GSAM. Mr. Jones, a chartered financial analyst and Managing Director of GSAM, has been an officer and investment professional with GSAM since 1989. Mr. Clark is a Managing director of GSAM. He joined GSAM as a member of the quantitative equity management team in 1992. Mr. Pinter is a Vice President of GSAM. He joined GSAM in 1990 as a research analyst and became a portfolio manager in 1992. Ms. Brown is a Vice President. She joined GSAM in 1998. From 1994 to 1998, Ms. Brown was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities Incorporated. GSAM is a separate operating division of Goldman Sachs & Co. Goldman Sachs & Co. is controlled by Goldman Sachs Group, Inc.

GSAM is currently compensated for its services to The Growth Equity Portfolio at an annual rate of 0.30% of those assets of the Portfolio's assets allocated to GSAM ("GSAM Account"). Under the terms of a performance fee arrangement which first became effective on October 1, 1999, GSAM's asset-based fee ("Base Fee") may be adjusted to reflect the performance of the GSAM Account. Under the arrangement, the Base Fee may be increased or decreased at an annual rate of 25% of the net value added by GSAM over the total return of the Russell 1000 Growth Index plus 30 basis points during the 12 months immediately preceding the date on which the fee is calculated. This 30 basis point "performance hurdle" is designed to assure that GSAM will earn a performance adjustment only with respect to the value that its portfolio management adds to the GSAM Account. GSAM's fee will not be adjusted in accordance with the performance fee arrangement until the performance fee arrangement has been in effect for 12 months. Because the performance of the GSAM Account will vary, the advisory fee payable to GSAM will also vary. The maximum fee payable to GSAM for any annual period under the incentive fee arrangement is .50% of the average net assets of the GSAM Account and the minimum fee payable to GSAM for any annual period under the incentive fee arrangement is 0.10% of the average net assets of the GSAM Account. Shareholders should be aware that one consequence of the performance fee arrangement is that GSAM could be entitled to a positive performance adjustment even during periods when the value of the GSAM Account and or the Portfolio overall declines. This could occur if the decline in the value of the Russell 1000 Growth Index is greater than the decline in the value of the Portfolio. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

Institutional Capital Corporation ("ICAP") serves as a Specialist Manager for The Value Equity Portfolio. For its services to the Portfolio, ICAP receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.35%. ICAP, the principal offices of which are located at 225 West Wacker, Chicago, Illinois 60606, has provided investment management services for equity assets since 1970. Investment decisions for those assets of the Portfolio assigned to ICAP are made by a team of ICAP investment professionals; investment decisions are made by committee and no single individual has primary responsibility for making recommendations to the committee. ICAP had assets of approximately $11.9 billion under management as of August 31, 1999, of which approximately $2.4 billion represented assets of mutual funds.

Jennison Associates LLC ("Jennison") serves as a Specialist Manager for The Growth Equity Portfolio. For its services to the Portfolio, Jennison receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. Jennison, the principal offices of which are located at 466 Lexington Avenue, New York, New York 10017, was established in 1969. Spiros Segalas, is responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to Jennison. Mr. Segalas is Jennison's Chief Investment Officer and President, and is a founding member and director of the firm. As of August 31, 1999, Jennison had approximately $49.4 billion under management, of which approximately $15.8 billion represented assets of mutual funds. Jennison is a wholly-owned subsidiary of The Prudential Insurance Company of America.

Morgan Grenfell Incorporated ("Morgan Grenfell") serves as the Specialist Manager for The Limited Duration Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio and The Fixed Income Portfolio. For its services to each of the Intermediate Term Municipal Bond Portfolio and the Fixed Income Portfolio, Morgan Grenfell receives, based of the average daily net assets value of each such portfolio, an annual fee of 0.275%. For its services to the Limited Duration Municipal Bond Portfolio, Morgan Grenfell receives a fee of
 .20% of the average net asset value of that Portfolio. Morgan Grenfell, whose principal offices are located at 885 Third Avenue, New York, New York 10022, has been active in managing municipal securities since 1989. David Baldt, an Executive Vice-President of Morgan Grenfell, is primarily responsible for making the day-to-day investment decisions for each of the Trust's Fixed- Income Portfolios. Mr. Baldt has managed fixed income investments since 1973, and has been with Morgan Grenfell since 1989. As of June 30, 1999, Morgan Grenfell managed assets of approximately $14.0 billion, of which approximately $2.5 billion represented assets of mutual funds. Morgan Grenfell is an indirect, wholly-owned subsidiary of Deutschebank, A.G., a German financial services conglomerate.

Shareholder Information

Purchasing Shares of the Portfolios

You may purchase shares of any of the Portfolios only if you are a client of Hirtle Callaghan or a financial intermediary that has established a relationship with Hirtle Callaghan. Shares of each of the Portfolios are sold at its net asset value per share ("NAV") next calculated after your purchase order is accepted by the Trust.

A Portfolio's NAV is determined at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open.

The NAV is calculated by adding the total value of the Portfolio's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Portfolio:


                         NAV =  total assets - liabilities
                                --------------------------
                                number of shares outstanding


The value of each Portfolio's investments is generally determined by current market quotations. If market quotations are not available, prices will be based on fair value as determined by the Trust's Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust's Board.

Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. All purchases must be made in U.S. dollars. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust's transfer agent on any regular business day.

Selling Your Shares
You may redeem your shares in any Portfolio on any regular business day. Shares will be redeemed at the NAV next computed after receipt of your redemption order by the Trust. You will receive redemption proceeds within 7 days after receipt of your redemption order by the Trust. Redemption proceeds may be wired to an account that you have predesignated and which is on record with the Trust. Shares purchased by check will not be redeemed until that payment has cleared -- normally, within 15 days of receipt of the check by the Trust.

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Redemption requests must be in writing and must be signed by the shareholder(s) named on the account. If you wish to redeem shares of any Portfolio valued at $25,000 or more, each signature must be guaranteed.

Other Information about Purchases and Redemptions. Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution. Capital gains, if any, are distributed at least annually.

The value of securities that are primarily listed on foreign exchanges may change on days when the New York Stock Exchange is closed and the NAV of a Portfolio is not calculated. You will not be able to purchase or redeem your shares on days when the New York Stock Exchange is closed. The Trust may permit investors to purchase shares of a Portfolio "in kind" by exchanging securities for shares of the selected Portfolio. This is known as an "in-kind" purchase. Shares acquired in an in-kind transaction will not be redeemed until the transfer of securities to the Trust has settled -- usually within 15 days following the in-kind purchase. The Trust may also redeem shares in-kind. This means that all or a portion of the redemption amount would be paid by distributing to the redeeming shareholder securities held in a Portfolio's investment portfolio. Investors will incur brokerage charges on the sale of these portfolio securities. In kind purchases and sales will be permitted solely at the discretion of the Trust.

The Trust does not impose investment minimums or sales charges of any kind. If your account falls below $5,000, the Portfolio may ask you to increase your balance. If it is still below $5,000 after 30 days, the Portfolio may close your account and send you the proceeds at the current NAV. In addition, if you purchase shares of the Trust through a program of services offered by a financial intermediary, you may incur advisory fees or custody expenses in addition to those expenses described in this Prospectus. Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

Shareholder Reports and Inquiries. Shareholders will receive semi-annual reports containing unaudited financial statements as well as annual reports containing financial statements which have been audited by the Trust's independent accountants. Each shareholder will be notified annually as to the Federal tax status of distributions made by the Portfolios in which such shareholder is invested. Shareholders may contact the Trust by calling the telephone number, or by writing to the Trust at the address, shown on the first page of this prospectus

Dividends, Distributions and Taxes
Any income a Portfolio receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on The Value Equity Portfolio, The Growth Equity Portfolio and The Small Capitalization Equity Portfolio are usually paid on a quarterly basis. Dividends on The International Equity Portfolio are paid semi-annually. Dividends on The Limited Duration Municipal Bond Portfolio, The Fixed

Income Portfolio and The Intermediate Term Municipal Bond Portfolio are paid monthly. Capital gains for all Portfolios, if any, are distributed at least annually.

Federal Taxes. The following discussion is only a brief summary of some of the important Federal tax considerations that may affect your investment in the Trust. It is not a substitute for careful tax planning. Furthermore, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Trust. Accordingly, shareholders are urged to consult their tax advisers with specific reference to his or her particular tax situation.


Dividends that are derived from taxable investments are taxable as ordinary income. Dividends and capital gain distributions are taxable in the year in which they are paid, even if they appear on your account statement the following year. The manner in which they are taxed will be the same, regardless of whether you elect to receive your dividends and capital gains distributions in cash or in additional shares. Taxes on capital gains by the Portfolios will vary with the length of time the Portfolio has held the security - not how long you have invested in the Portfolio.

During normal market conditions, it is expected that substantially all of the dividends paid by The Limited Duration Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio will be excluded from gross income for Federal income tax purposes. These Portfolios may, however, invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable. In such event, a portion of the Portfolio's dividends would not be exempt from Federal income taxes. If a Portfolio invests in foreign securities, it may be subject to foreign withholding taxes, and under certain circumstances, may elect to pass-through to its shareholders their pro rata share of foreign taxes paid by such Portfolio. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Portfolio), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.

You will be notified each year about the Federal tax status of dividends and capital gains distributions made by the Portfolios. Depending on your residence for tax purposes, dividends and capital gains distributions may also be subject to state and local taxes, including withholding taxes. Foreign shareholders may be subject to special withholding requirements.


Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or since the inception of the Portfolio, if less than 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that you would have earned [or lost] on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, are included in the Statement of Additional Information, which is available upon request.

                                Value Equity Portfolio                     Growth Equity Portfolio
                          --------------------------------------     --------------------------------------
                            Year      Year      Year     Period        Year      Year      Year     Period
                           Ended     Ended     Ended     Ended        Ended     Ended     Ended     Ended
                          June 30,  June 30,  June 30,  June 30,     June 30,  June 30,  June 30,  June 30,
                            1999      1998      1997    1996(a)        1999      1998      1997    1996(b)
                          --------  --------  --------  --------     --------  --------  --------  --------
Net Asset Value,
 Beginning of Period....  $  15.49  $  14.41  $  11.48  $ 10.00      $  15.25  $  13.67  $  11.13  $  10.00
                          --------  --------  --------  -------      --------  --------  --------  --------
Income from Investment
 Operations:
 Net investment income..      0.22      0.24      0.23     0.22          0.03      0.04      0.06      0.04
 Net realized and
  unrealized gain on
  investments, futures
  and foreign currency
  transactions..........      0.87      2.87      3.65     1.51          3.76      4.37      2.58      1.13
                          --------  --------  --------  -------      --------  --------  --------  --------
 Total from investment
  operations............      1.09      3.11      3.88     1.73          3.79      4.41      2.64      1.17
                          --------  --------  --------  -------      --------  --------  --------  --------
Distributions to
 Shareholders from:
 Net investment income..     (0.22)    (0.25)    (0.21)   (0.22)        (0.03)    (0.04)    (0.05)    (0.04)
 In excess of net
  investment income.....        --        --        --       --            --     (0.02)       --        --
 Net realized gain on
  investments, futures
  and foreign currency
  transactions..........     (1.51)    (1.78)    (0.74)   (0.03)        (1.05)    (2.77)    (0.05)       --
                          --------  --------  --------  -------      --------  --------  --------  --------
 Total distribution to
  shareholders..........     (1.73)    (2.03)    (0.95)   (0.25)        (1.08)    (2.83)    (0.10)    (0.04)
                          --------  --------  --------  -------      --------  --------  --------  --------
Net Asset Value, End of
 Period.................  $  14.85  $  15.49  $  14.41  $ 11.48      $  17.96  $  15.25  $  13.67  $  11.13
                          ========  ========  ========  =======      ========  ========  ========  ========
Total Return............      9.07%    23.42%    35.28%   17.28%(d)     26.76%    37.00%    23.83%    11.69%(d)
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in
  thousands)............  $216,940  $176,587  $117,092  $71,503      $264,877  $216,129  $160,961  $110,537
 Ratio of expenses to
  average net assets....      0.56%     0.52%     0.63%    0.63%(c)      0.53%     0.53%     0.55%     0.63%(c)
 Ratio of net investment
  income to average net
  assets................      1.64%     1.69%     1.89%    2.55%(c)      0.20%     0.33%     0.49%     0.46%(c)
 Ratio of expenses to
  average net assets
  excluding fee
  waivers...............      0.56%     0.52%     0.65%    0.68%(c)      0.53%     0.53%     0.55%     0.68%(c)
 Portfolio turnover
  rate..................    108.79%    86.45%    97.39%   92.00%(d)     70.61%    95.07%    80.47%    80.00%(d)

--------
(a) For the period August 25, 1995 (commencement of operations) through June 30, 1996.
(b) For the period August 8, 1995 (commencement of operations) through June 30, 1996.
(c) Annualized.
(d) Not annualized.

                              Small Capitalization Equity
                                       Portfolio                       International Equity Portfolio
                          --------------------------------------     --------------------------------------
                            Year      Year      Year     Period        Year      Year      Year     Period
                           Ended     Ended     Ended     Ended        Ended     Ended     Ended     Ended
                          June 30,  June 30,  June 30,  June 30,     June 30,  June 30,  June 30,  June 30,
                            1999      1998      1997    1996(a)        1999      1998      1997    1996(b)
                          --------  --------  --------  --------     --------  --------  --------  --------
Net Asset Value,
 Beginning of Period....  $  13.13  $  12.95  $  11.07  $ 10.00      $  12.70  $  12.84  $  11.26  $ 10.00
                          --------  --------  --------  -------      --------  --------  --------  -------
Income from Investment
Operations:
 Net investment income..      0.04      0.06      0.07     0.10          0.24      0.16      0.22     0.16
 Net realized and
  unrealized gain on
  investments, futures
  and foreign currency
  transactions..........      0.35      1.54      2.11     1.07          0.39      0.49      1.92     1.35
                          --------  --------  --------  -------      --------  --------  --------  -------
 Total from investment
 operations.............      0.39      1.60      2.18     1.17          0.63      0.65      2.14     1.51
                          --------  --------  --------  -------      --------  --------  --------  -------
Distributions to
Shareholders from:
 Net investment income..     (0.04)    (0.06)    (0.07)   (0.10)        (0.21)    (0.47)    (0.22)   (0.24)
 In excess of net
 investment income......        --        --        --       --            --        --     (0.04)      --
 Net realized gain on
  investments, futures
  and foreign currency
  transactions..........     (1.15)    (1.36)    (0.23)      --         (0.27)    (0.32)    (0.30)   (0.01)
                          --------  --------  --------  -------      --------  --------  --------  -------
 Total distribution to
 shareholders...........     (1.19)    (1.42)    (0.30)   (0.10)        (0.48)    (0.79)    (0.56)   (0.25)
                          --------  --------  --------  -------      --------  --------  --------  -------
Net Asset Value, End of
 Period.................  $  12.33  $  13.13  $  12.95  $ 11.07      $  12.85  $  12.70  $  12.84  $ 11.26
                          ========  ========  ========  =======      ========  ========  ========  =======
Total Return............      4.73%    12.66%    19.88%   11.82%(d)      5.20%     5.91%    19.61%   15.15%(d)
Ratios to Average Net
 Assets/ Supplemental
 Data:
 Net assets, end of
  period (in
  thousands)............  $210,737  $150,527  $113,480  $61,503      $256,177  $229,875  $146,122  $77,732
 Ratio of expenses to
  average net assets....      0.62%     0.70%     0.78%    0.78%(c)      0.69%     0.70%     0.78%    0.81%(c)
 Ratio of net investment
  income to average net
  assets................      0.39%     0.41%     0.68%    1.33%(c)      1.51%     2.00%     1.97%    1.75%(c)
 Ratio of expenses to
  average net assets
  excluding fee
  waivers...............      0.62%     0.70%     0.78%    0.90%(c)      0.69%     0.71%     0.78%    0.92%(c)
 Portfolio turnover
 rate...................    125.52%   103.41%    54.16%   38.00%(d)     56.77%    36.80%    29.85%   15.00%(d)

--------
(a) For the period September 5, 1995 (commencement of operations) through June 30, 1996.
(b) For the period August 17, 1995 (commencement of operations) through June 30, 1996.
(c) Annualized.
(d) Not annualized.

                                                                                Intermediate
                                                                                    Term
                                                                       Fixed     Municipal
                                   Limited Duration                   Income        Bond
                               Municipal Bond Portfolio              Portfolio   Portfolio
                          --------------------------------------     ---------  ------------
                            Year      Year      Year     Period        Year         Year
                           Ended     Ended     Ended     Ended         Ended       Ended
                          June 30,  June 30,  June 30,  June 30,     June 30,     June 30,
                            1999      1998      1997    1996(a)       1999(b)     1999(b)
                          --------  --------  --------  --------     ---------  ------------
Net Asset Value,
 Beginning of Period....  $ 10.11   $ 10.04   $ 10.00   $ 10.00      $  10.00     $  10.00
                          -------   -------   -------   -------      --------     --------
Income from Investment
 Operations:
 Net investment income..     0.47      0.47      0.48      0.35          0.58         0.45
 Net realized and
  unrealized gain (loss)
  on
  investments, futures..    (0.15)     0.07      0.04      0.01         (0.28)       (0.21)
                          -------   -------   -------   -------      --------     --------
 Total from investment
  operations............     0.32      0.54      0.52      0.36          0.30         0.24
                          -------   -------   -------   -------      --------     --------
Distributions to
 Shareholders from:
 Net investment income..    (0.47)    (0.47)    (0.48)    (0.36)        (0.58)       (0.45)
 Net realized gain on
  investments, futures
  and foreign currency
  transactions..........       --        --        --        --         (0.08)          --
                          -------   -------   -------   -------      --------     --------
 Total distribution to
  shareholders..........    (0.47)    (0.47)    (0.48)    (0.36)        (0.66)       (0.45)
                          -------   -------   -------   -------      --------     --------
Net Asset Value, End of
 Period.................  $  9.96   $ 10.11   $ 10.04   $ 10.00      $   9.64     $   9.79
                          =======   =======   =======   =======      ========     ========
Total Return............     3.17%     5.48%     5.34%     3.60%(d)      2.88%        2.44%
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in
  thousands)............  $45,567   $46,677   $40,963   $29,485      $108,074     $107,105
 Ratio of expenses to
  average net assets....     0.46%     0.47%     0.52%     0.53%(c)      0.50%        0.47%
 Ratio of net investment
  income to average net
  assets................     4.61%     4.65%     4.78%     4.78%(c)      5.78%        4.54%
 Ratio of expenses to
  average net assets
  excluding fee
  waivers...............     0.46%     0.51%     0.68%     0.81%(c)      0.50%        0.54%
 Portfolio turnover
  rate..................   116.22%    42.50%    44.57%   116.00%(d)    146.78%       42.24%

--------
(a) For the period October 10, 1995 (commencement of operations) through June 30, 1996.
(b) For the period July 1, 1998 (commencement of operations) through June 30, 1999.
(c) Annualized.
(d) Not annualized.

--------------------------------------------------------------------------------
                          The Hirtle Callaghan Trust
================================================================================

For More Information:
For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:
The Trust's annual and semi-annual reports to shareholders contain additional information on the Trust's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

Statement of Additional Information ("SAI"):
The SAI provides more detailed information about the Trust, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
    You can get free copies of these reports and the SAI, or request other information and discuss your questions about the Trust by contacting a broker or bank that sells the Portfolios. Or contact the Trust at:

                          The Hirtle Callaghan Trust
                  100 Four Falls Corporate Center, Suite 500
                       West Conshohocken, PA 19428-2970
                            Telephone: 610-828-7200

--------------------------------------------------------------------------------

You can review the Trust's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:
   . For a fee, by writing the Public Reference Section of the Commission,
     Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.
   . Free from the Commission's website at http://www.sec.gov.

Investment Company Act File No. 811-8918.